FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
[US/Canada Facilities]
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 31st day of July, 2007, by and among PLAINS ALL AMERICAN PIPELINE, L.P. (“US Borrower”), PMC (NOVA SCOTIA) COMPANY and PLAINS MARKETING CANADA, L.P. (each an “Original Canadian Borrower” and collectively, “Original Canadian Borrowers”), RANGELAND PIPELINE COMPANY, a Nova Scotia unlimited liability company (“Rangeland”, and together with Original Canadian Borrowers, “Canadian Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent, BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent, and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, US Borrower, Original Canadian Borrowers, Administrative Agent, Canadian Administrative Agent and the Lenders named therein entered into that certain Second Amended and Restated Credit Agreement [US/Canada Facilities] dated as of July 31, 2006 (the “Original Agreement”) for the purposes and consideration therein expressed; and
     WHEREAS, US Borrower, Canadian Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
     “Amendment” means this First Amendment to Credit Agreement.
     “Credit Agreement” means the Original Agreement as amended hereby.
ARTICLE II. — Amendments
     § 2.1. Definitions.
     (a) The definition of “Canadian Borrowers” set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

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     “Canadian Borrowers” means collectively, until termination of US Borrower’s right to allocate a portion of the US Total Committed Amount as the Canadian Allocated Total Commitment, PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company, Plains Marketing Canada, L.P., an Alberta limited partnership, and Rangeland Pipeline Company, a Nova Scotia unlimited liability company; “Canadian Borrower” means, individually, any of such Persons.
The definition of “Change of Control” set forth in Section 1.1 of the Original Agreement is hereby amended by adding the following paragraph at the end thereof:
Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred in connection with, or as a result of, a direct or indirect restructuring or reorganization of the General Partner, any related securitization of the direct or indirect equity interests in the General Partner, and any one or more sales of direct or indirect equity interests in the General Partner, either through public or private sales of such equity interests, if GP LLC retains direct or indirect control over the General Partner.
     Clause (ii)(a) of the definition of “Consolidated Tangible Net Worth” set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:
(a) US Borrower’s Consolidated liabilities (excluding (1) liabilities of Unrestricted Subsidiaries, to the extent included therein, and (2) Hybrid Securities up to an aggregate amount of 15% of Consolidated Total Capitalization) as determined in accordance with GAAP
     The definition of “Restriction Exception” set forth in Section 1.1 of the Original Agreement is hereby amended by deleting “and” immediately prior to clause (viii) thereof, adding “; and” immediately following clause (viii) thereof, and adding a new clause (ix) at the end thereof, to read as follows:
(ix) Hybrid Securities or an indenture, document, agreement or security entered into or issued in connection with a Hybrid Security or otherwise constituting a restriction or condition on the payment of dividends or distributions by an issuer of a Hybrid Security.
     (b) Section 1.1 of the Original Agreement is hereby amended by adding the following new defined terms in the proper alphabetical order therein:
     “Consolidated Net Worth” means, at any date of determination, the sum of (i) preferred stock (if any), (ii) par value of common stock, (iii) capital in excess of par value of common stock, (iv) partners’ capital or equity, and (v) retained earnings, less treasury stock (if any), of such Person, all as determined on a consolidated basis.
     “Consolidated Total Capitalization” means the sum of (i) Consolidated Funded Indebtedness and (ii) Borrower’s Consolidated Net Worth.
     “Hybrid Securities” means any trust preferred securities, or deferrable interest subordinated debt with a maturity of at least 20 years, which provides for the optional or mandatory deferral of interest or distributions, issued by US Borrower, or any business trusts, limited liability companies, limited partnerships or similar entities (i) substantially

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all of the common equity, general partner or similar interests of which are owned (either directly or indirectly through one or more wholly owned Restricted Subsidiaries) at all times by US Borrower or any of its Restricted Subsidiaries, (ii) that have been formed for the purpose of issuing trust preferred securities or deferrable interest subordinated debt, and (iii) substantially all the assets of which consist of (A) subordinated debt of US Borrower or a Restricted Subsidiary of US Borrower, and (B) payments made from time to time on the subordinated debt.
     § 2.2. Debt Coverage Ratio. The first paragraph of Section 7.8 of the Original Agreement is hereby amended in its entirety, to read as follows:
     Section 7.8. Debt Coverage Ratio. At the end of any Fiscal Quarter, the Debt Coverage Ratio will not be greater than the amount set forth below for the applicable time set forth below:

(i)	During an Acquisition Period:	5.50 to 1.0

(ii)	Other than an Acquisition Period:	4.75 to 1.0
Section 7.8 of the Original Agreement is further amended by adding the following new paragraph at the end thereof:
In addition, for purposes of this Section 7.8, Hybrid Securities up to an aggregate principal amount of 15% of Consolidated Total Capitalization shall be excluded from Consolidated Funded Indebtedness.
     § 2.3. Extension of Maturity Date. Borrower has, pursuant to Section 2.1(f) of the Credit Agreement, requested a one-year extension of the Maturity Date. Each Lender a party hereto hereby consents to a one-year extension of the Maturity Date to July 27, 2012.
     § 2.4. Additional Canadian Borrower. Rangeland is hereby added as an additional Canadian Borrower under the Credit Agreement, any reference to “Canadian Borrower” in any Loan Document shall hereinafter refer to each Original Canadian Borrower and Rangeland, any reference to “either Canadian Borrower” in any Loan Document shall be deemed to refer to “any Canadian Borrower”, and any reference to “neither Canadian Borrower” in any Loan Document shall be deemed to refer to “no Canadian Borrower”. Rangeland hereby agrees that by the execution and delivery hereof, Rangeland becomes a Canadian Borrower under the Credit Agreement and the Loan Documents as of the date hereof and agrees to be bound by all of the terms thereof. Rangeland further agrees from time to time, upon request of the Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as the Administrative Agent may request to effect its joinder as a new Canadian Borrower, the transactions contemplated hereby, and to carry out the intent hereof. Any notice or other communication required or permitted to be given shall be given pursuant to Section 10.3 of the Credit Agreement, and for all purposes thereof, the notice address of Rangeland shall be the address of the Canadian Borrowers set forth in Schedule 10.3 to the Credit Agreement.

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ARTICLE III. — Conditions of Effectiveness
         § 3.1. Effective Date. This Amendment shall become effective as of the date first written above, when and only when
     (a) Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by US Borrower, Canadian Borrowers and Majority Lenders;
     (b) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:
     (i) Canadian Notes made by Rangeland and payable to the order of each Canadian Lender in the amount of such Canadian Lender’s Maximum Canadian Allocated Commitment.
     (ii) A certificate of a Responsible Officer of GP LLC regarding Section 4.1(a) hereof.
     (iii) Omnibus Certificate of the secretary or assistant secretary and any vice president of Rangeland, which shall contain the names and signatures of the officers of Rangeland authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the board of directors of Rangeland and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment, the Canadian Notes and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein, (2) a copy of the charter documents of Rangeland and all amendments thereto, certified by the appropriate official of its jurisdiction of organization, and (3) a copy of the articles of association of Rangeland.
     (iv) Favorable opinions of Tim Moore, Esq., General Counsel for Restricted Persons, substantially in the form set forth in Exhibit E-1, Fulbright & Jaworski L.L.P., special Texas and New York counsel to Restricted Persons, substantially in the form set forth in Exhibit E-2, and Bennett Jones LLP, special Canadian Counsel for Restricted Persons, substantially in the form set forth in Exhibit E-3.
     (v) Such supporting documents as Administrative Agent may reasonably request.
ARTICLE IV. — Representations and Warranties
         § 4.1. Representations and Warranties of Borrowers. In order to induce Administrative Agent and Lenders to enter into this Amendment, US Borrower and, with respect to itself and its Subsidiaries, the Canadian Borrowers, represent and warrant to Administrative Agent and each Lender that:

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     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, then in each case such other date. No Default or Event of Default exists as of the date hereof and after giving effect hereto. No Material Adverse Change has occurred since December 31, 2006.
     (b) Each Restricted Person is duly authorized to execute and deliver this Amendment, to the extent a party hereto, and US Borrower and each Canadian Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person a party hereto has duly taken all action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its obligations hereunder.
     (c) The execution and delivery by each Restricted Person of this Amendment, to the extent a party hereto, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of any Law applicable to it or of the organizational documents of such Restricted Person, or of any judgment, order or material license or permit applicable to or binding upon any Restricted Person, (ii) result in the acceleration of any Indebtedness owed by it, or (iii) result in the creation of any consensual Lien upon any of its material assets or properties of any Restricted Person, except Permitted Liens, or , without duplication, as expressly contemplated in, or permitted by, the Loan Documents. Except for those which have been duly obtained, or, without duplication, as are expressly contemplated in , or permitted by the Loan Documents, disclosed in the Disclosure Schedule or disclosed pursuant to Section 6.4 of the Credit Agreement, no consent, approval, authorization or order of any Governmental Authority is required on the part of any Restricted Person a party thereto pursuant to the provisions of any material Law applicable to it as a condition to its execution and delivery by each Restricted Person of this Amendment and the performance of its obligations hereunder, to the extent a party hereto, or to consummate the transactions contemplated hereby.
     (d) When duly executed and delivered, this Amendment and each of the Loan Documents, as amended hereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party hereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors’ rights generally and general principles of equity).
ARTICLE V. — Miscellaneous
         § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by US Borrower and each Canadian Borrower. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any

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other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
         § 5.2. Ratification of Security Documents. Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders each acknowledges and agrees that any and all Obligations, including Canadian Loans to Rangeland, are guarantied by the respective Guarantors.
         § 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of each Restricted Person a party hereto shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower and each Canadian Borrower under this Amendment and under the Credit Agreement.
         § 5.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
         § 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
         § 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

US BORROWER:	PLAINS ALL AMERICAN PIPELINE, L.P.
	By:	PLAINS AAP, L.P.,
its general partner

	By:	PLAINS ALL AMERICAN GP LLC,
its general partner

	By:	/s/ Al Swanson
Al Swanson
Vice President - Finance and Treasurer

CANADIAN BORROWERS:	PMC (NOVA SCOTIA) COMPANY
	By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS MARKETING CANADA, L.P.
	By:	PMC (Nova Scotia) Company,
its general partner

	By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

RANGELAND PIPELINE COMPANY
	By:	/s/ Al Swanson
Al Swanson, Vice President -- Finance and Treasurer

GUARANTOR:	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PLAINS AAP, L.P., its general partner

	By:	PLAINS ALL AMERICAN GP LLC,
its general partner

	By:	/s/ Al Swanson
Al Swanson
Vice President - Finance and Treasurer

BANK OF AMERICA, N.A., Administrative Agent
By:	/s/ Todd Mac Neil
	Name:	Todd Mac Neil
	Title:	Vice President

BANK OF AMERICA, N.A., a Lender
By:	/s/ Christen A. Lacey
	Name:	Christen A. Lacey
	Title:	Principal

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent and a Canadian Lender
By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, Co-Syndication Agent and a Lender
By:	/s/ Shawn Young
	Name:	Shawn Young
	Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA), a Canadian Lender
By:	/s/ Raymond N. Eghobamien
	Name:	Raymond N. Eghobamien
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., Co-Syndication Agent and a Lender
By:	/s/Tara Narasiman
	Name:	Tara Narasiman
	Title:	Associate

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, a Canadian Lender
By:	/s/ Tara Narasiman
	Name:	Tara Narasiman
	Title:	Associate

CITIBANK, N.A., Co-Documentation Agent and a Lender
By:	/s/ Todd Mogil
	Name:	Todd Mogil
	Title:	Attorney-in-fact

CITIBANK, N.A., Canadian branch, a Canadian Lender
By:	/s/ Sheryl Holmes
	Name:	Sheryl Holmes
	Title:	Authorized Signer

THE BANK OF NOVA SCOTIA, Co-Documentation Agent and a Lender
By:	/s/ D. Mills
	Name:	D. Mills
	Title:	Director

THE BANK OF NOVA SCOTIA, a Canadian Lender
By:	/s/ Stacey Strike
	Name:	Stacey Strike
	Title:	Director

FORTIS CAPITAL CORP., Co-Documentation Agent and a Lender
By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

FORTIS CAPITAL (CANADA) LTD., a Canadian Lender
By:	/s/ Doug Clark
	Name:	Doug Clark
	Title:	SVP, Global Oil & Gas

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

UBS AG, CANADA BRANCH, a Canadian Lender
By:	/s/ Amy Fung
	Name:	Amy Fung
	Title:	Director

By:	/s/ Stephen Gerry
	Name:	Stephen Gerry
	Title:	Director

BNP PARIBAS, Co-Documentation Agent and a Lender
By:	/s/ Edward K. Chin
	Name:	Edward K. Chin
	Title:	Managing Director

By:	/s/ Richard J. Wernli
	Name:	Richard J. Wernli
	Title:	Director

BNP PARIBAS CANADA, a Canadian Lender
By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

By:	/s/ Michael Gosselin
	Name:	Michael Gosselin
	Title:	Managing Director

SUNTRUST BANK, Co-Documentation Agent and a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Vice President

DNB NOR BANK ASA, Managing Agent and a Lender
By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President

By:	/s/ Jack Sun

	Name:	Jack Sun
	Title:	Vice President

WELLS FARGO BANK, N.A. Managing Agent and a Lender
By:	/s/ Charles W. Randall
	Name:	Charles W. Randall
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., Managing Agent and a Lender
By:	/s/ Takatoshi Haruna
	Name:	Takatoshi Haruna
	Title:	General Manager

SUMITOMO MITSUI BANKING CORPORATION, Managing Agent and a Lender
By:	/s/ David Buck
	Name:	David Buck
	Title:	Senior Vice President

COMERICA BANK, a Lender
By:	/s/ Josh Strong
	Name:	Josh Strong
	Title:	Assistant Vice President

COMERICA BANK, CANADA BRANCH, a Lender
By:	/s/ Omer Ahmed
	Name:	Omer Ahmed
	Title:	Portfolio Manager

BMO CAPITAL MARKETS FINANCING, INC., a Lender
By:	/s/ Cahal Carmody
	Name:	Cahal Carmody
	Title:	Vice President

BANK OF MONTREAL, a Lender
By:	/s/ Cahal Carmody
	Name:	Cahal Carmody
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., a Lender
By:	/s/ Daniel A. Davis
	Name:	Daniel A. Davis
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, a Lender
By:	/s/ Larry Sagriff
	Name:	Larry Sagriff
	Title:	Vice President

ROYAL BANK OF CANADA, a Lender
By:	/s/ David A. McCluskey
	Name:	David A. McClusky
	Title:	Authorized Signatory

SOCIETE GENERALE, a Lender
By:	/s/ Emmanuel Chesneau
	Name:	Emmanuel Chesneau
	Title:	Managing Director

By:	/s/ Chung – Taek Oh
	Name:	Chung – Taek Oh
Title: Vice President

SOCIETE GENERALE (CANADA)
By:	/s/ Charles Blue
	Name:	Charles Blue
	Title:	Director

By:	/s/ Michael Rudanyez
	Name:	Michael Rudanyez
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION a Lender
By:	/s/ Mercedes Ahumada
	Name:	Mercedes Ahumada
	Title:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, TORONTO BRANCH, a Canadian Lender
By:	/s/ Maya Cukierman
	Name:	Maya Cukierman
	Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, a Lender
By:	/s/ Heather A. Han
	Name:	Heather A. Han
	Title:	Assistant Vice President

ING CAPITAL LLC, a Lender
By:	/s/ Cheryl Labelle
	Name:	Cheryl Labelle
	Title:	Managing Director

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, a Lender
By:	/s/ Craig Anderson
	Name:	Craig Anderson
	Title:	First Vice President

By:	/s/ Donna M. Quilty
	Name:	Donna M. Quilty
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD., a Lender
By:	/s/ Hidekatsu Take
	Name:	Hidekatsu Take
	Title:	Deputy General Manager

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a Lender
By:	/s/ Andrew Campbell
	Name:	Andrew Campbell
	Title:	Senior Vice President

By:	/s/ Barbara Stacks
	Name:	Barbara Stacks
	Title:	Assistant Vice President

AMEGY BANK NATIONAL ASSOCIATION, a Lender
By:	/s/ Mark A. Serice
	Name:	Mark A. Serice
	Title:	Vice President

CONSENT AND AGREEMENT
     Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the execution and delivery of Canadian Notes by Rangeland, and the transactions contemplated herein and therein and hereby and thereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations of US Borrower and each Canadian Borrower, including Rangeland, arising under or in connection with the Credit Agreement and the Notes, including Canadian Notes issued by Rangeland, are Obligations and are guarantied indebtedness under such Guarantor’s Guaranty, (ii) ratifies and confirms its Guaranty made by it for the benefit of Administrative Agent and Lenders, and (iii) expressly acknowledges and agrees that such Guarantor guarantees all indebtedness, liabilities and obligations of US Borrower and each Canadian Borrower, including Rangeland, arising under or in connection with the Credit Agreement and the Notes, including Canadian Notes issued by Rangeland, pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PLAINS MARKETING, L.P. PLAINS PIPELINE, L.P.
By:	PLAINS MARKETING GP INC.,
its general partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PAA FINANCE CORP. PLAINS MARKETING GP INC. PMC (NOVA SCOTIA) COMPANY
By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS MARKETING CANADA LLC

By:	PLAINS MARKETING, L.P., its sole member

By:	PLAINS MARKETING GP INC.,
its general partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS MARKETING CANADA, L.P.
By:	PMC (NOVA SCOTIA) COMPANY,
its general partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

BASIN PIPELINE HOLDINGS, L.P.
By:	Basin Holdings GP LLC, its general partner

By:	Plains Pipeline, L.P., its sole member

By:	Plains Marketing GP Inc., its general partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

RANCHO PIPELINE HOLDINGS, L.P.
By:	Rancho Holdings GP LLC,
its general partner

By:	Plains Pipeline, L.P., its sole member

By:	Plains Marketing GP Inc., its general partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

BASIN HOLDINGS GP LLC RANCHO HOLDINGS GP LLC
By:	Plains Pipeline, L.P., its sole member

By:	Plains Marketing GP Inc., its general partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS LPG SERVICES GP LLC

By:	Plains Marketing, L.P. its Sole Member

By:	Plains Marketing GP Inc.,
Its General Partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS LPG SERVICES, L.P.
By:	Plains LPG Services GP LLC,
Its General Partner

By:	Plains Marketing, L.P., its Sole Member

By:	Plains Marketing GP Inc.,
Its General Partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

LONE STAR TRUCKING, LLC
By:	Plains LPG Services, L.P., Its Sole Member

By:	Plains LPG Services GP LLC,
Its General Partner

By:	Plains Marketing, L.P., its Sole Member

By:	Plains Marketing GP Inc.,
Its General Partner

By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS MARKETING INTERNATIONAL GP LLC, a Delaware limited liability company

By:		Plains Marketing, L.P., its Sole Member

By:		Plains Marketing GP Inc., its General Partner

	By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS MARKETING INTERNATIONAL LP, a Texas limited partnership
By:		Plains Marketing International GP LLC,
its General Partner

By:		Plains Marketing, L.P., its Sole Member

By:		Plains Marketing GP Inc., its General Partner

	By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS LPG MARKETING LP, a Texas limited partnership
By:		Plains LPG Services GP LLC,
its General Partner

By:		Plains Marketing, L.P., its Sole Member

By:		Plains Marketing GP Inc., its General Partner

	By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PEG CANADA GP LLC
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

PACIFIC ENERGY GROUP LLC
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

PEG CANADA, L.P.
By:	PEG Canada GP LLC,
its general partner

By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

PACIFIC MARKETING AND TRANSPORTATION LLC
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

ROCKY MOUNTAIN PIPELINE SYSTEM LLC
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

RANCH PIPELINE LLC
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

PACIFIC ATLANTIC TERMINALS LLC
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

PACIFIC L.A. MARINE TERMINAL LLC
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

RANGELAND PIPELINE COMPANY
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

AURORA PIPELINE COMPANY LTD.
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

RANGELAND PIPELINE PARTNERSHIP
By:	Rangeland Pipeline Company,
its managing partner

By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

RANGELAND NORTHERN PIPELINE COMPANY
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

RANGELAND MARKETING COMPANY
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer

PACIFIC ENERGY FINANCE CORPORATION
By:	/s/ Al Swanson
Al Swanson
Vice President- Finance and Treasurer